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                                                                    EXHIBIT 10.9

                            PHELPS DODGE CORPORATION

                            SUPPLEMENTAL SAVINGS PLAN
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                            SUPPLEMENTAL SAVINGS PLAN
                                TABLE OF CONTENTS

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ARTICLE I...................................................................        1
ARTICLE II..................................................................        1
      2.1 DEFINITIONS.......................................................        1
      2.2 CONSTRUCTION......................................................        5
ARTICLE III.................................................................        5
      3.1 SELECTION OF PARTICIPANTS.........................................        5
      3.2 DISCONTINUANCE OF PARTICIPATION...................................        6
      3.3 ADOPTION BY AFFILIATES............................................        6
      3.4 CHANGE IN AFFILIATE STATUS........................................        6
      3.5 SPECIAL ARRANGEMENTS..............................................        6
ARTICLE IV..................................................................        7
      4.1 PARTICIPANT CONTRIBUTIONS.........................................        7
      4.2 MATCHING CONTRIBUTIONS............................................        8
      4.3 PROFIT SHARING CONTRIBUTIONS......................................        8
ARTICLE V...................................................................        9
      5.1 SPECIAL PURPOSE DEFERRAL CONTRIBUTIONS............................        9
      5.2 HARDSHIP..........................................................        9
      5.3 ACCELERATION OF BENEFITS..........................................       10
      5.4 LIMITATION ON DISTRIBUTIONS.......................................       10
ARTICLE VI..................................................................       10
      6.1 TRANSFER TO TRUSTEE; ALLOCATION OF CONTRIBUTIONS..................       10
      6.2 INVESTMENT EARNINGS OR LOSSES.....................................       11
      6.3 INVESTMENT DIRECTION..............................................       11
      6.4 FORFEITURES.......................................................       12
ARTICLE VII.................................................................       12
      7.1 VESTING...........................................................       12
ARTICLE VIII................................................................       13
      8.1 TIME OF PAYMENT...................................................       13
      8.2 PARTICIPATION ELECTIONS...........................................       13
      8.3 METHOD OF PAYMENT.................................................       14
      8.4 BENEFICIARY DESIGNATIONS..........................................       15
      8.5 LIMITATION ON DISTRIBUTIONS.......................................       15
ARTICLE IX..................................................................       15
      9.1 ADOPTION OF TRUST.................................................       15
      9.2 POWERS OF THE PLAN ADMINISTRATOR..................................       16
      9.3 CREATION OF COMMITTEE.............................................       16
      9.4 APPOINTMENT OF AGENTS.............................................       17
      9.5 CONFLICT OF INTEREST..............................................       17
      9.6 ACTION TAKEN BY COMPANY...........................................       17
      9.7 DELEGATIONS OF AUTHORITY..........................................       17
      9.8 INDEMNIFICATION...................................................       17

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
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ARTICLE X...................................................................       18
      10.1 APPLICATION FOR BENEFITS NOT REQUIRED............................       18
      10.2 CLAIMS PROCEDURE.................................................       18
ARTICLE XI..................................................................       21
      11.1 ANTI-ALIENATION CLAUSE...........................................       21
      11.2 PERMITTED ARRANGEMENTS...........................................       21
      11.3 PAYMENT TO MINOR OR INCOMPETENT..................................       22
      11.4 UNDERPAYMENT OR OVERPAYMENT OF BENEFITS..........................       22
ARTICLE XII.................................................................       22
      12.1 AMENDMENT........................................................       22
      12.2 MERGER OR CONSOLIDATION OF COMPANY...............................       22
      12.3 TERMINATION OF PLAN OR DISCONTINUANCE OF CONTRIBUTIONS...........       23
ARTICLE XIII................................................................       23
      13.1. LIMITATION ON PARTICIPANTS' RIGHTS..............................       23
      13.2. STATUS OF PARTICIPANTS AS UNSECURED CREDITORS...................       23
      13.3 CANCELLATION OR REDUCTION OF ACCOUNTS............................       23
      13.4 EXCEPTION TO CONTRIBUTION RULE...................................       24
      13.5. STATUS OF TRUST FUND............................................       24
      13.6. FUNDING UPON A CHANGE OF CONTROL................................       24
      13.7. UNIFORM ADMINISTRATION..........................................       25
      13.8. HEIRS AND SUCCESSORS............................................       25
      13.9 NO LIABILITY FOR ACCELERATION OF PAYMENTS........................       25



                                       ii
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                            PHELPS DODGE CORPORATION

                            SUPPLEMENTAL SAVINGS PLAN

                                    ARTICLE I

                                    PREAMBLE

      Phelps Dodge Corporation (the "Company"), a corporation organized and existing under the laws of the State of New York, previously adopted the Comprehensive Executive Nonqualified Retirement and Savings Plan of Phelps Dodge Corporation (the "Comprehensive Plan"). The Comprehensive Plan consisted, primarily, of supplemental executive retirement provisions and supplemental savings provisions. The Company previously split the Comprehensive Plan into two separate plans and replaced the supplemental savings provisions of the Comprehensive Plan with the Phelps Dodge Corporation Supplemental Savings Plan (the "Plan"), the terms and provisions of which are set forth in this Plan document.

      By the adoption of this document, the Company amends and restates the Plan in its entirety. This amended and restated Plan document is effective, generally as of January 1, 2003 (the "Effective Date"), but special effective dates may apply to particular provisions, as noted below. All amounts previously deferred by Participants or contributed by the Company or any other Employer pursuant to the supplemental savings provisions of the Comprehensive Plan, as well as any amounts credited or charged to a Participant's accounts pursuant to the supplemental savings provisions of the Comprehensive Plan, shall be governed by the terms and conditions of this amended and restated Plan document.

      The purpose of this Plan is to provide a select group of management or highly compensated employees of the Company and certain of its affiliates with the opportunity to defer a portion of their compensation and to receive related contributions from their Employers. As a result, the Plan shall be considered to be a "top hat plan", exempt from many of the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"). This Plan is not intended to "qualify" for favorable tax treatment pursuant to Section 401(a) of the Internal Revenue Code of 1986 (the "Code") or any successor section or statute.

                                   ARTICLE II

                                   DEFINITIONS

2.1   DEFINITIONS.

      When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not begin a sentence, the word or phrase shall generally be a term defined in this Section 2.1 or in the Preamble. The following words and phrases used in the Plan with the initial letter capitalized shall have the meanings set forth in this Section 2.1, unless a clearly different meaning is required by the context in which the word or phrase is used:

      (a) "ACCOUNT" OR "ACCOUNTS" means the accounts which may be maintained by the Plan Administrator to reflect the interest of a Participant under the Plan.

      (b) "AFFILIATE" means (1) a corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as is the Company, (2) any other trade or business (whether or not incorporated) controlling, controlled by, or under common control with the Company (within the meaning of Section 414(c) of the Code), (3) any other corporation, partnership, or other organization which is a member of an affiliated service group (within the meaning of Section 414(m) of the Code) with the Company, and (4) any other corporations, partnerships, or other organizations which are otherwise required to be aggregated with the Company pursuant to Section 414(o) of the Code.

      (c) "AICP" means the Phelps Dodge Annual Incentive Compensation Plan, as in effect and as may be amended from time to time or any plan or program that specifically replaces the AICP.

      (d) "BASE SALARY" means the total regular salary paid by an Employer to a Participant during the Plan Year. "Base Salary" excludes commissions, bonuses, overtime, living or other allowances, contributions by an Employer under this Plan or any other employee benefit plan of the Employer (excluding employee salary deferrals under this Plan or the Savings Plan), or other extra, incentive, premium, contingent, supplemental, or additional compensation, all as determined and defined by the Plan Administrator in the exercise of its discretion. For purposes of Sections 4.2 (Matching Contributions.) and 4.3 (Profit Sharing Contributions.), only the Base Salary paid to the Participant during the portion of the Plan Year in which the Participant is an "eligible Participant" pursuant to Section 4.2 (Matching Contributions.) or Section 4.3 (Profit Sharing Contributions), as applicable, will be considered.

      (e) "BENEFICIARY" means the person or trust that a Participant, in his most recent written designation filed with the Plan Administrator, shall have designated to receive his Accounts under the Plan in the event of his death.

      (f) "BOARD OF DIRECTORS" means the Board of Directors of the Company.


      (g) "CHANGE OF CONTROL" For purposes of this Plan, the phrase "Change of Control" shall have the same meaning as given to that phrase in the Company's Change of Control Agreements as may be in effect from time to time.

      (h) "CHANGE OF CONTROL AGREEMENT" means the agreement entered into by and between the Participant and the Company, which provides the Participant with certain termination benefits in the event that the Participant's employment with the Company or any subsidiary of the Company is terminated under certain limited circumstances as a result of a Change of Control.

      (i) "COMPENSATION" means the sum of a Participant's Base Salary and Incentive Compensation.

      (j) "DEFERRAL CONTRIBUTIONS" means the Regular and Special Purpose Deferral Contributions made by a Participant pursuant to Section 4.1 (Participant Contributions.).


      (k) "DEFERRAL CONTRIBUTIONS ACCOUNT" means the Account maintained to record the Deferral Contributions made by a Participant pursuant to Section 4.1 (Participant Contributions). The Deferral Contributions Account shall be divided into as many subaccounts as the Plan Administrator deems necessary to distinguish between the different types of Deferral Contributions and the dates on which they are to be distributed.

      (l) "DISABILITY." means a mental or physical condition that results in a Participant's receipt, without considering any offsets, of long-term disability payments under the LTD Plan. For purposes of this Plan, a Participant shall be conclusively presumed to be under Disability only during the period of time that the Participant qualifies to receive such benefits under the applicable LTD Plan.

      (m) "DISTRIBUTION DATE" means the date or dates selected by the Participant and agreed to by the Plan Administrator on the form prescribed by the Plan Administrator as the date or dates on which the Participant's Special Purpose Deferral Contributions are to be distributed to the Participant.

      (n) "EMPLOYEE" means any individual classified by his Employer as a common law employee of the Employer. For this purpose, the classification that is relevant is the classification in which such individual is placed by the Employer for purposes of this Plan and the classification of such individual for any other purpose (e.g., employment tax or withholding purposes) shall be irrelevant. If an individual is characterized as a common law employee of the Employer by a governmental agency or court but not by the Employer, such individual shall be treated as an employee who has not been designated for participation in this Plan.

      (o) "EMPLOYER" means the Company and any Affiliate that have elected to adopt this Plan pursuant to Section 3.5 (Adoption By Affiliates.)

      (p) "EMPLOYER CONTRIBUTIONS ACCOUNTS" means the Profit Sharing Contributions Account and the Matching Contributions Account maintained for a Participant.


      (q) "INCENTIVE COMPENSATION" means the amount awarded to any Participant in any year under the AICP.


      (r) "INVESTMENT FUND" means the investment fund or funds established by the Plan Administrator pursuant to Section 6.3 (Investment Direction.)

      (s) "LTD PLAN" means the Company's Long Term Disability Insurance Plan (or any other similar plan sponsored by an Employer to provide long term disability benefits) as in effect from time to time.

      (t) "MATCHING CONTRIBUTIONS" means the contributions made by an Employer on behalf of a Participant or all Participants pursuant to Section 4.2 (Matching Contributions.).


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
      (u) "MATCHING CONTRIBUTIONS ACCOUNT" means the Account maintained to record the Matching Contributions, if any, made by the Company on a Participant's behalf pursuant to Section 4.2 (Matching Contributions.).

      (v) "PARTICIPANT" means any Employee selected for participation pursuant to Section 3.1 (Selection of Participants.). Depending on the context, the term Participant also may refer to a current or former Employee who no longer is making contributions to the Plan but who has not received a distribution of all amounts to which he is entitled.

      (w) "PLAN ADMINISTRATOR" means the Benefits Administration Committee.


      (x) "PLAN YEAR" means the 12 month period beginning on each January 1 and ending on the next following December 31.

      (y) "PROFIT SHARING CONTRIBUTIONS" means the contributions made by an Employer on behalf of a Participant pursuant to Section 4.3 (Profit Sharing Contributions.).

      (z) "PROFIT SHARING CONTRIBUTIONS ACCOUNT" means the Account maintained to record the Profit Sharing Contributions made on behalf of a Participant pursuant to Section 4.3 (Profit Sharing Contributions.).

      (aa)"REGULAR DEFERRAL CONTRIBUTION" means a Deferral Contribution that may only be distributed following a Participant's termination of employment.

      (bb)"SAVINGS PLAN" means the Phelps Dodge Employee Savings Plan, as in effect and as may be amended and restated from time to time. Any references to the particular sections of the Savings Plan shall be deemed to be references to any amended and/or substituted provisions if the referenced section is amended or replaced.

      (cc)"SPECIAL PURPOSE DEFERRAL CONTRIBUTION" means a Deferral Contribution that will become distributable upon a Distribution Date designated by the Participant on the form prescribed by the Plan Administrator.

      (dd)"TRUST AGREEMENT" means that certain trust agreement established pursuant to the Plan between the Company and the Trustee or any trust agreement hereafter established, the provisions of which are incorporated herein by reference.

      (ee)"TRUSTEE" means the Trustee under the Trust Agreement.

      (ff)"TRUST FUND" means all assets of whatsoever kind or nature held from time to time by the Trustee pursuant to the Trust Agreement, without distinction as to income and principal and without regard to source, (i.e., Employer or Participant contributions, earnings or forfeitures).

      (gg) "VALUATION DATE" means each day on which the New York Stock Exchange is open for trading.

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2.2   CONSTRUCTION.

        The masculine gender, where appearing in the Plan, shall include the feminine gender (and vice versa), and the singular shall include the plural, unless the context clearly indicates to the contrary. Headings and subheadings are for the purpose of reference only and are not to be considered in the construction of this Plan. If any provision of this Plan is determined to be for any reason invalid or unenforceable, the remaining provisions shall continue in full force and effect. All of the provisions of this Plan shall be construed and enforced in accordance with the laws of the State of Arizona.

                                   ARTICLE III

                                   ELIGIBILITY

3.1   SELECTION OF PARTICIPANTS.

        (a) GENERAL RULE. An Employee who was participating in the Plan prior to January 1, 2000 shall continue to be eligible to participate in the Plan, subject to the Plan Administrator's right to terminate a Participant's participation pursuant to Sections 3.1(c) (Selection of Participants. - Limitation of Participation.) or 3.2 (Discontinuance of Participation.). Effective as of January 1, 2000, all Employees who are eligible to participate in the AICP are eligible to participate in the Plan, regardless of the individual's AICP grade classification. From such group, the Plan Administrator shall select Employees for participation in the Plan. The Plan Administrator's selections shall be made in its sole discretion and shall be final and binding for all purposes under this Plan. Any Employee who was participating in the Plan prior to the Effective Date shall continue to be eligible to participate in the Plan, subject to the Plan Administrator's right to terminate a Participant's participation pursuant to Sections 3.1(c) (Selection of Participants. - Limitation of Participation.) or 3.2 (Discontinuance of Participation).

        (b) NO WAITING PERIODS. A Participant need not complete any particular period of service in order to be eligible to make Deferral Contributions. In order to receive allocations of Employer Matching Contributions or Profit Sharing Contributions for a Plan Year, however, a Participant must also be eligible to receive matching contributions under the Savings Plan for that Plan Year, as determined in accordance with the provisions of the Savings Plan.

        (c) LIMITATION OF PARTICIPATION. For purposes of Title I of ERISA, the Plan is intended to be an unfunded plan of deferred compensation covering a select group of management or highly compensated employees. As a result, participation in the Plan shall be limited to Employees who are properly included in one or both of these categories. The Plan Administrator, in the exercise of its sole discretion, may exclude an Employee who otherwise meets the requirements of Section 3.1(a) from participation in the Plan if it concludes that the exclusion of that Employee is necessary in order to satisfy these requirements. The Plan Administrator also may exclude an Employee who otherwise meets the requirements of Section 3.1(a) for any other reason, or for no reason, as the Plan Administrator deems to be appropriate in its sole discretion.

3.2   DISCONTINUANCE OF PARTICIPATION.

        Once an individual is designated as a Participant, he will continue as such for all future Plan Years until his participation is discontinued pursuant to this Section. A participant's participation in the Plan is discontinued (a) if the Participant is no longer eligible to participate in the Plan under
Section 3.1(c)(Limitation of Participation.); (b) if the Participant is transferred to employment with an Affiliate that has not elected to adopt the Plan; (c) if the Participant's participation is suspended pursuant to Section 5.3(c)(Acceleration of Benefits. - Suspension of Participation.); or (d) effective as of January 1, 2003, immediately when a Participant is no longer eligible to be a participant in the AICP, for whatever reason. The Plan Administrator may discontinue a Participant's participation in the Plan at any time for any or no reason. If a Participant's participation is discontinued, he will no longer be eligible to make Deferral Contributions or to receive Matching or Profit Sharing Contributions. The Participant will not be entitled to receive a distribution, however, until the occurrence of one of the events listed in Articles V or VIII, unless the Plan Administrator, in the exercise of its discretion, directs that a distribution be made as of an earlier date, in which case the Participant's Accounts shall be distributed on the same basis as if the Participant's employment had been terminated.

3.3   ADOPTION BY AFFILIATES.

        Any Affiliate of the Company may adopt this Plan with the approval of the Plan Administrator. Any Affiliate that permits an Employee to make Deferral Contributions pursuant to Section 4.1 (Participant Contributions.), or that allowed an Employee to defer compensation pursuant to the Comprehensive Plan in the past, shall be deemed to have adopted this Plan without any further action. At the request of the Plan Administrator, however, the Affiliate shall evidence its adoption of the Plan by an appropriate resolution of its board of directors or in such other manner as may be authorized by the Plan Administrator. By adopting this Plan, the Affiliate shall be deemed to have agreed to make the contributions required by Article IV, agreed to comply with all of the other terms and provisions of this Plan, delegated to the Plan Administrator the power and responsibility to administer this Plan with respect to the Affiliate's Employees, and delegated to the Company the full power to amend or terminate this Plan with respect to the Affiliate's Employees and as otherwise permitted by the Plan.

3.4   CHANGE IN AFFILIATE STATUS.

        If an Affiliate that has adopted this Plan ceases to be an Affiliate of the Company, that Affiliate shall no longer be an Employer and all Participants employed by that Affiliate on the date the Affiliate ceases to be an Affiliate shall be deemed to have terminated employment on such date.

3.5   SPECIAL ARRANGEMENTS.

        The Company has the discretion to enter into special arrangements with individuals which allow such individuals to receive benefits on some basis other than pursuant to the provision of Articles III, IV and V. All such special arrangements shall be set forth in writing. The remaining provisions of this Plan may apply to any such individual if the Company and the individual so agree; provided, however, that if any provision of this Plan conflicts with a provision included in the written document that describes the special arrangement, the provision of that written document shall control.

                                   ARTICLE IV

                                  CONTRIBUTIONS

4.1   PARTICIPANT CONTRIBUTIONS.

        (a) GENERAL RULE. For any Plan Year, a Participant may elect to defer a portion of the Participant's Base Salary or Incentive Compensation otherwise payable to him. Any such deferrals shall be expressed in whole percentages or as a specific dollar amount, as specified in the Participant's election form. Except as otherwise provided in Section 13.4 (Exception to Contribution Rule.), amounts deferred shall be transferred by the Company or the appropriate Affiliate to the Trust.

        (b) REGULAR OR SPECIAL PURPOSE DEFERRAL CONTRIBUTIONS. As provided in Sections 8.2 (Participation Elections.), in each election form filed, the Participant shall characterize his Deferral Contributions as Regular Deferral Contributions or Special Purpose Deferral Contributions. Pursuant to Article V, Regular Deferral Contributions are only distributable following the Participant's termination of employment. Special Purpose Deferral Contributions become distributable upon the Distribution Date specified by the Participant. Unless the Plan Administrator adopts rules limiting the number of Distribution Dates that a Participant may specify, the Participant may designate any number of Distribution Dates.

        (c) LIMITATIONS ON DEFERRALS. The Plan Administrator may limit a Participant's Deferral Contributions in accordance with such uniform rules as it may adopt from time to time.

        (d) CHANGE IN CONTRIBUTIONS. As provided in Section 8.2(b) (Participation Elections. - Revised Elections.), a Participant must file a new election form prior to each new Plan Year to select the amount or rate of Deferral Contributions for the following Plan Year. If a Participant does not file a new election form at such time, no Deferral Contributions will be withheld from the Participant's Compensation during the following Plan Year.

        (e) SUSPENSION OF DEFERRAL CONTRIBUTIONS. A Participant may suspend the Deferral Contributions being made from his Base Salary at any time by so notifying the Plan Administrator in writing and in accordance with such rules of uniform application as the Plan Administrator may adopt from time to time. If a Participant suspends his Deferral Contributions with respect to Base Salary, the Participant may not file a new election form electing to make Deferral Contributions with respect to Base Salary until the December 1 of the year next following the year in which such suspension occurred. The Deferral Contributions made pursuant to such new election form may then commence in accordance with the provisions of Section 8.2(b) (Participation Elections. - Revised Elections.). A Participant may not suspend the Deferral Contributions being made from his Incentive Compensation.

4.2   MATCHING CONTRIBUTIONS.

        Each Employer shall make a Matching Contribution on behalf of each of its "eligible Participants". For this purpose, a Participant is an "eligible Participant" if (i) the Participant is eligible to receive a Company Matching Contribution under the Savings Plan, and (ii) the Participant has made Pre-Tax Deferral Contributions (as such term is defined in the Savings Plan) to the Savings Plan in an amount equal to the lesser of the maximum elective deferrals permitted by Section 402(g) of the Code or any other limitation imposed by the Savings Plan. Effective January 1, 2001, the Matching Contribution due for each eligible Participant shall equal the difference between (i) 100% of the first 3% of a Participant's Base Salary plus 50% of the next 2% of a Participant's Base Salary; and (ii) the Company Matching Contribution for such eligible Participant under the Savings Plan. Except as otherwise provided in Section 13.4 (Exception to Contribution Rule.), the Matching Contributions shall be transmitted to the Trust following the end of the Plan Year for which such Matching Contributions are due. The Matching Contributions shall be allocated to the Matching Contributions Accounts of the eligible Participants. If a Participant was eligible to receive a Company Matching Contribution under the Savings Plan for only a part of a Plan Year, only the Base Salary paid in such part of the Plan Year will be considered for purposes of this Section 4.2.

4.3   PROFIT SHARING CONTRIBUTIONS.

        (a) ELIGIBILITY. For each Plan Year, but subject to the limitations set forth below, each Employer shall make a Profit Sharing Contribution on behalf of each of its "eligible Participants." For purposes of this Section, a Participant will be considered to be an "eligible Participant" only if (i) the Participant is also a Participant in the Savings Plan, and (ii) the Participant is eligible, generally, to receive a "Company Profit Sharing Contribution" (as such term is defined in the Savings Plan).

        (b) AMOUNT. The Profit Sharing Contribution to which each eligible Participant is entitled pursuant to Section 4.3(a) shall be equal to: (i) the Participant's "eligible Base Salary" multiplied by the "applicable percentage" for that Plan Year; less (2) the Company Profit Sharing contribution allocated to the Participant under the Savings Plan for that Plan Year. For this purpose, the "applicable percentage" is the percentage contributed to the accounts of the participants in the Savings Plan as Company Profit Sharing Contributions in the Plan Year, as adjusted to reflect all limitations and carryovers called for by
Section 3.3 of the Savings Plan (or any modified or replacement section of the Savings Plan). A Participant's "eligible Base Salary" is the Base Salary earned by the Participant for the portion of the Plan Year during which the Participant is eligible to receive a Company Profit Sharing Contribution under the Savings Plan.

        (c) SPECIAL SITUATIONS. The Plan Administrator shall have the discretion to allow a Participant to receive a Profit Sharing Contribution if the Participant otherwise satisfies all requirements for receiving a Company Profit Sharing Contribution under the Savings Plan but does not receive such contribution because the Participant is employed by an Employer that does not make profit sharing contributions to the Savings Plan.

                                    ARTICLE V

                   IN-SERVICE DISTRIBUTIONS AND WITHDRAWALS

5.1   SPECIAL PURPOSE DEFERRAL CONTRIBUTIONS.

        A Participant may designate a Distribution Date for Special Purpose Deferral Contributions in his initial or any subsequent election form. If the Participant makes such an election, the subaccount in the Participant's Deferral Contributions Account that is maintained in order to record the Special Purpose Deferral Contributions that are to be distributed as of that Distribution Date will be distributed to the Participant as of the Distribution Date in one lump sum payment. The Distribution Date election shall apply only to subaccounts attributable to Special Purpose Deferral Contributions and no amounts attributable to Regular Deferral Contributions subaccounts or Employer Contributions Accounts will be distributed pursuant to a Distribution Date election. As a general rule, the death, Disability, or other termination of employment of a Participant shall not have any impact on the timing of the distribution of Special Purpose Deferral Contribution subaccounts, which will be distributed to the Participant (or the Participant's Beneficiary in the case of death) as of the originally selected Distribution Date even though the Participant is no longer employed by an Employer. In the exercise of its discretion, however, the Plan Administrator may order the distribution of all or any of said subaccounts at any time following the Participant's death, Disability or other termination of employment and prior to the designated Distribution Date.

5.2   HARDSHIP.

        In the event of an unforeseeable financial emergency, a Participant may make a written request to the Plan Administrator for a hardship withdrawal from his Deferral Contributions Account or his Employer Contributions Accounts. The maximum hardship withdrawal shall be the balance of the Account or Accounts to which such hardship withdrawal is charged. For purposes of this Plan, an "unforeseeable financial emergency" is defined as a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or a dependent (as such term is defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The granting of a Participant's request for a hardship withdrawal shall be left to the absolute, unfettered discretion of the Plan Administrator and the Plan Administrator may deny such request even if an unforeseeable financial emergency clearly exists. A request for a hardship withdrawal must be made in writing at least 30 days in advance of the withdrawal date, on a form provided by the Plan Administrator, and must be expressed as a specific dollar amount. The amount of a hardship withdrawal may not exceed the lesser of the amount required to meet the Participant's unforeseeable financial emergency or the maximum withdrawal referred to above. A hardship withdrawal will not be permitted to the extent that the hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, liquidation of the Participant's assets to the extent that such liquidation would not itself cause a severe financial hardship, by the cessation of Deferral Contributions, or by a loan from the Savings Plan.

5.3   ACCELERATION OF BENEFITS.

        (a) GENERAL. A Participant may elect to receive an accelerated withdrawal from his Deferral Contributions Account (but not his Employer Contributions Accounts) by filing an election with the Plan Administrator on such forms as may be prescribed from time to time by the Plan Administrator. If a Participant who is a current Employee makes such an election, except as otherwise provided below, the Participant shall receive a single lump sum payment equal to 90% of the Participant's Deferral Contributions Account balance. If a Participant who is no longer an Employee makes such an election, except as otherwise provided below, the Participant shall receive a single lump sum payment equal to 80% of the Participant's Deferral Contributions Account balance. For purposes of determining the amount to be distributed, the Participant's Deferral Contributions Account shall be valued as of the effective date of the withdrawal. The accelerated withdrawal shall be paid as soon as reasonably possible following the effective date.

        (b) FORFEITURE. A Participant who is a current Employee shall forfeit the remaining 10% of his Deferral Contributions Account as of the day on which the accelerated withdrawal is distributed to the Participant. A participant who is a former Employee shall forfeit the remaining 20% or his Deferral Contributions Account as of the day on which the accelerated withdrawal is distributed to the Participant.

        (c) SUSPENSION OF PARTICIPATION. If a Participant elects to receive an accelerated withdrawal, the Participant's right to make Deferral Contributions shall be suspended for 12 months from the date the accelerated withdrawal is paid to the Participant. Upon expiration of the 12 month suspension period, the Participant shall be permitted to execute a new election form and to begin making Deferral Contributions as of the first day of the first payroll period in any subsequent Plan Year.

5.4   LIMITATION ON DISTRIBUTIONS.

        To the extent that any payment under this Article, when combined with all other payments received during the year that are subject to the limitations on deductibility under Section 162(m) of the Code, exceeds the limitations on deductibility under Section 162(m) of the Code, such payment shall, in the discretion of the Plan Administrator, be deferred to a later calendar year. Such deferred amounts shall be paid in the next succeeding calendar year, provided that such payment, when combined with any other payments subject to the Section 162(m) limitations received during the year, does not exceed the limitations on deductibility under Section 162(m) of the Code.

                                   ARTICLE VI

                   CREDITING OF CONTRIBUTIONS AND EARNINGS

6.1   TRANSFER TO TRUSTEE; ALLOCATION OF CONTRIBUTIONS.

        All Deferral Contributions, Profit Sharing Contributions, and Matching Contributions shall be transmitted to the Trustee by the Company and the adopting Affiliates as soon as reasonably practicable. The Deferral Contributions, Profit Sharing Contributions and Matching Contributions shall be credited to the Deferral Contributions Account, Profit Sharing Contributions Account, or Matching Contributions Account maintained for that Participant. The Plan Administrator shall maintain a separate subaccount within the Deferral Contributions Account to record the Special Purpose Deferral Contributions (and any investment earnings or losses attributable to those Special Purpose Deferral Contributions) that are to be distributed as of each Distribution Date selected by a Participant. The Plan Administrator also may maintain such other subaccounts as it deems necessary or desirable. All payments from an Account between Valuation Dates shall be charged against the Account as of the preceding Valuation Date. The Accounts are bookkeeping accounts only and the Plan Administrator is not in any way obligated to segregate assets for the benefit of any Participant.

6.2   INVESTMENT EARNINGS OR LOSSES.

        As of each Valuation Date, the Plan Administrator will determine the positive or negative earnings for each of the Investment Funds available pursuant to Section 6.3(c). The Plan Administrator then will determine the portion of the "adjusted balance" of each of the Participant's Accounts that is invested in each of the Investment Funds and will allocate the positive or negative earnings to Participant Accounts in proportion to the "adjusted balance" for that Account and that Investment Fund. For this purpose, the "adjusted balance" of an Account will be the balance of the Account as of the preceding Valuation Date less all withdrawals, distributions and other amounts chargeable against the Account pursuant to any other provisions of this Plan since the prior Valuation Date. The earnings adjustments allocated to any Account shall be allocated among the subaccounts of that Account in the same manner.

6.3   INVESTMENT DIRECTION.

        (a) INVESTMENT FUNDS. The Plan Administrator shall designate two or more Investment Funds in which each Participant shall direct the investment of amounts credited to his Accounts. The Investment Funds may be changed from time to time by the Plan Administrator.

        (b) PARTICIPANT DIRECTIONS.

               (1) GENERAL. Upon becoming a Participant in the Plan, each Participant may direct that all of the amounts attributable to his Accounts be invested in a single investment fund or may direct fractional (percentage) increments of his Accounts to be invested in such fund or funds as he shall desire, in accordance with such procedures, if any, as may be established by the Plan Administrator. As of each Valuation Date, a Participant may change his designations with respect to future contributions and direct transfers among Investment Funds by making an election in accordance with such procedures as may be established by the Plan Administrator. The designation will continue until changed in accordance with such procedures.

               (2) DEFAULT SELECTION. In the absence of any designation, a Participant will be deemed to have directed the investment of his Accounts in the Money Market Fund.

               (3) IMPACT OF ELECTION. The Participant's selection of Investment Funds shall serve only as a measurement of the value of the Accounts of said Participant pursuant to Section 6.2 and Section 6.3(c) and the Plan Administrator and the Trustee are not required to invest a Participant's Accounts in accordance with the Participant's selections.

        (c) RATE OF RETURN. As soon as possible after each Valuation Date, the Plan Administrator shall determine the rate of return, positive or negative, experienced on each of the Investment Funds. The rate of return determined by the Plan Administrator in good faith and in its discretion pursuant to this Section shall be binding and conclusive on the Participant, the Participant's Beneficiary and all parties claiming through them. The Plan Administrator may delegate the responsibility for calculating the rate of return and the calculation and allocation of the investment earnings adjustments to the Accounts to a third party.

        (d) CHARGES. In the exercise of its discretion, the Plan Administrator may charge one or more of the Participant's Accounts for the reasonable expenses of carrying out investment instructions directly related to the Accounts, as the Plan Administrator deems appropriate.

        (e) COMPANY STOCK FUND. The Plan Administrator in the exercise of its discretion may direct that one or more of the Investment Funds consist, primarily or exclusively, of Company securities. If such a Fund or Funds is established, a Participant's ability to direct investments into or out of such Fund shall be subject to such procedures as the Plan Administrator may prescribe from time to time to assure compliance with Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Sarbanes-Oxley Act of 2002, and any other applicable requirements. Such procedures also may limit or restrict a Participant's ability to make (or modify previously made) elections pursuant to Sections 8.2 (Participation Elections.).

6.4   FORFEITURES.

        Any amounts forfeited pursuant to Section 5.3 (Acceleration of Benefits.) shall reduce the amounts that the Company would otherwise contribute to the Plan pursuant to Sections 4.2 (Matching Contributions) and 4.3 (Profit Sharing Contributions).

                                   ARTICLE VII

                                     VESTING

7.1   VESTING.

        Subject to Section 13.3 (Cancellation or Reduction of Accounts.), a Participant shall have a fully vested, nonforfeitable interest in his Accounts at all times.

                                  ARTICLE VIII

                               PAYMENT OF BENEFITS

8.1   TIME OF PAYMENT.

        (a) GENERAL. With the exception of the distribution or withdrawal of amounts pursuant to Article V and the distribution of amounts pursuant to
Section 8.1(b), no distributions will be made to a Participant prior to the Participant's death or termination of employment with the Company and all Affiliates. Subject to the provisions of Section 5.1 (Special Purpose Deferred Contributions.), which deals with the distribution of the Special Purpose Deferral Contributions subaccounts in a Participant's Deferral Contributions Account, following the Participant's death or termination of employment, distributions normally will be made as soon as possible and in any event shall commence within 90 days following the end of the Plan Year in which the Participant dies or terminates employment. As provided in Section 8.2, a Participant may elect in his initial or any revised election form to defer the receipt of distributions until the later of termination of employment or a specified date. If such an election has been made (and, if the election was made in a revised election form, the election form has been in effect for the requisite period of time provided in Section 8.2(b) (Participation Elections. - Revised Elections.), distributions to the Participant (or the Participant's Beneficiary in the case of death) shall be postponed to the extent necessary to honor such election. Notwithstanding any other provision of this Section 8.1(a) to the contrary, in the event a Participant terminates employment with the Company and all Affiliates, and is subsequently rehired by the Company or any of its affiliates within the same Plan Year, then the Participant shall not be eligible, on account of that termination, for a distribution pursuant to Section 8.1(a) (except for a distribution or withdrawal of amounts pursuant to Article V and the distribution of amounts pursuant to Section 8.1(b)). This distribution restriction in the event of a rehire applies whether or not the Employee is rehired within a classification eligible for participation in the Plan, or is otherwise excluded from participation pursuant to Section 3.1 (Selection of Participants.).

        (b) SPECIAL PAYMENT PROVISIONS APPLICABLE ON SALE OF AFFILIATE. A Participant who is employed by an Affiliate as of the date that the Affiliate ceases to be an Affiliate for purposes of this Plan shall receive a distribution of his or her accounts as soon as possible following such date, regardless of any prior election made by the Participant to defer the receipt of benefits pursuant to Section 8.2.

8.2   PARTICIPATION ELECTIONS.  .

      (a) INITIAL ELECTIONS. Each Participant shall make an election to participate in the Plan on such form or forms and at such time as the Plan Administrator shall require. In the election, the Participant shall select the amount or rate of Deferral Contributions to be made for the following Plan Year and, effective for Plan Years commencing on or after January 1, 1998, shall characterize the Deferral Contributions as either Regular or Special Purpose Deferral Contributions. If Special Purpose Deferral Contributions are being made, the Participant also shall select a Distribution Date or Distribution Dates for such Contributions. If Regular Deferral Contributions are being made, the Participant shall select the manner in which distributions are to be made from the Participant's Accounts and whether distributions are to commence following the Participant's termination of employment or whether they are to be postponed until the later of termination of employment or a specified date. If the Participant elects to make any type of Deferral Contributions, the Participant shall authorize the reduction of the Participant's Compensation in an amount equal to his Deferral Contributions. The election form or forms also may set forth such other information as the Plan Administrator shall require. If a Participant's initial election form is executed and delivered within 30 days of the day on which the Participant is notified that he is eligible to participate in the Plan, the Participant's Deferral Contributions may be determined with reference to Compensation earned on or after the first day of the first full payroll period next following receipt of the election form by the Plan Administrator or as of such other uniform date (not earlier than the first day of the next full payroll period) as may be designated by the Plan Administrator. If the Participant does not execute and deliver an initial election form within the initial 30 day period, the Participant's Deferral Contributions may be determined with reference to Compensation earned on or after the first day of the first payroll period in any later Plan Year if the Participant executes and delivers the appropriate form or forms to the Plan Administrator at least 30 days (or such other period specified by the Plan Administrator pursuant to rules of uniform application) prior to the first day of such Plan Year.

      (b) REVISED ELECTIONS. A Participant must file a new election form prior to the beginning of each Plan Year which shall set forth the amount or rate of his Deferral Contributions for the new Plan Year and also shall characterize the Deferral Contributions as either Regular or Special Purpose Deferral Contributions. If Special Purpose Deferral Contributions are being made, the new election form also shall set forth the Distribution Date or Distribution Dates for such Contributions. The new amount or rate of Deferral Contributions will only apply to Deferral Contributions made for the relevant Plan Year and the new form must be filed at least 30 days (or such other period specified by the Plan Administrator pursuant to rules of uniform application) before the first day of such Plan Year. Effective for Plan Years commencing on or after January 1, 1998, a Participant may change the method of distributions or the timing of the commencement of distributions of Regular Deferral Contributions at any time by filing the appropriate form as prescribed by the Plan Administrator. The new election will be honored only if the appropriate form is filed at least one (1) year prior to the Participant's termination of employment. A Participant may not change the Distribution Date for Special Purpose Deferral Contributions that are made prior to the date on which a new election form is effective. In a new election form, however, the Participant may designate a different or additional Distribution Date for Special Purpose Deferral Contributions to be made in the future.

8.3   METHOD OF PAYMENT.

        Any payments from a Participant's Accounts shall be made either in a lump sum in cash, or in cash payments in substantially equal annual installments over a period certain not exceeding 10 years, such method of payment to be elected by the Participant in his initial election form or in any revised election form that has been in effect for the requisite period of time specified in Section 8.2(b). If installment payments are made, the provisions of Sections
6.2 (Investment Earnings or Losses.) and 6.3 (Investment Direction.) shall continue to apply to the unpaid balance. Unless a Participant has affirmatively elected to receive payments in installments over a period of 10 years or less, the Participant's Accounts shall be distributed in one lump sum. If a Participant is married at the time an election form or a revised election form is filed, an election to receive payments in other than a lump sum shall be ineffective unless the Participant's spouse consents to such election on a form prescribed by or acceptable to the Plan Administrator for that purpose. Notwithstanding any provision of this Plan to the contrary, if the value of all benefits payable pursuant to this Plan to a Participant or any Beneficiary, upon the Participant's termination of employment or death, amounts to the sum of $10,000 or less, the Plan Administrator, regardless of any elections made by the Participant, shall direct the Trustee to pay the benefits in the form of a single lump sum distribution.

8.4   BENEFICIARY DESIGNATIONS.

        In the event of the death of the Participant, the Participant's vested interest in his Accounts shall be paid to the Participant's Beneficiary. Each Participant shall have the right to designate, on forms supplied by and delivered to the Plan Administrator, a Beneficiary or Beneficiaries to receive his benefits hereunder in the event of the Participant's death. If the Participant is married at the time the Beneficiary Designation is filed, the designation will be ineffective unless the designation names the spouse as the Beneficiary of at least 50% of the Participant's Accounts or the Participant's spouse consents to the designation. If a Participant marries after a Beneficiary Designation is filed, the designation will no longer be effective. Subject to the spousal consent requirements noted above, each Participant may change his Beneficiary designation from time to time in the manner described above. Upon receipt of such designation by the Plan Administrator, such designation or change of designation shall become effective as of the date of the notice, whether or not the Participant is living at the time the notice is received. There shall be no liability on the part of the Employer, the Plan Administrator or the Trustee with respect to any payment authorized by the Plan Administrator in accordance with the most recent valid Beneficiary designation of the Participant in its possession before receipt of a more recent and valid Beneficiary Designation. If no designated Beneficiary is living when benefits become payable, or if there is no validly designated Beneficiary, the Beneficiary shall be the Participant's estate. If the designated Beneficiary dies after the payment of benefits begin, then the Beneficiary for the remainder of the benefits payable shall be the estate of the Beneficiary.

8.5   LIMITATION ON DISTRIBUTIONS.

        Distributions made under this Article shall be subject to the same limitations set forth in Section 5.4 (Limitation on Distributions.) of the Plan.

                                   ARTICLE IX

                           ADMINISTRATION OF THE PLAN

9.1   ADOPTION OF TRUST.

        The Company shall enter into a Trust Agreement with the Trustee, which Trust Agreement shall form a part of this Plan and is hereby incorporated herein by reference.

9.2   POWERS OF THE PLAN ADMINISTRATOR.

      (a) GENERAL POWERS OF PLAN ADMINISTRATOR. The Plan Administrator shall have the power and discretion to perform the administrative duties described in this Plan or required for proper administration of the Plan and shall have all powers necessary to enable it to properly carry out such duties. Without limiting the generality of the foregoing, the Plan Administrator shall have the power and discretion to construe and interpret this Plan, to hear and resolve claims relating to the Plan and to decide all questions and disputes arising under the Plan. The Plan Administrator shall determine, in its sole discretion, the service credited to the Participants, the status and rights of a Participant, and the identity of the Beneficiary or Beneficiaries entitled to receive any benefits payable on account of the death of a Participant.

      (b) PARTICIPATION. The Plan Administrator also shall have the discretion to exclude employees from participation in the Plan and to discontinue a Participant's participation in the Plan.

      (c) DISTRIBUTIONS. All benefit disbursements by the Trustee shall be made upon the instructions of the Plan Administrator.

      (d) DECISIONS CONCLUSIVE. The decisions of the Plan Administrator upon all matters within the scope of its authority shall be binding and conclusive upon all persons.

      (e) REPORTING. The Plan Administrator shall file all reports and forms lawfully required to be filed by the Plan Administrator and shall distribute any forms, reports or statements to be distributed to Participants and others.

      (f) INVESTMENTS. The Plan Administrator shall keep itself advised with respect to the investment of the Trust Fund.

      (g) ELECTRONIC AMINISTRATION. The Plan Administrator shall have the authority to employ alternative means (including, but not limited to, electronic, internet, intranet, voice response, or telephonic) by which Participants may submit election, directions, and forms required for participation in, and administration of this Plan. If the Plan Administrator chooses to use these alternative means, any elections, directions or forms submitted in accordance with the rules and procedures promulgated by the Plan Administrator will be deemed to satisfy any provision of this Plan calling for the submission of a written document, direction or form.

9.3   CREATION OF COMMITTEE.

      The Benefits Administration Committee shall be the Plan Administrator unless otherwise designated by the Company. The Benefits Administration Committee shall carry out its duties, responsibilities, and powers under the Plan in accordance with its charter, by-laws, or other rules of governance adopted by the Benefits Administration Committee and by which it carries out its duties, responsibilities, and powers with respect to administering the other employee benefit plans sponsored by the Company and for which it has been designated the plan administrator.

9.4   APPOINTMENT OF AGENTS.

      The committee may appoint such other agents, who need not be members of the committee, as it may deem necessary for the effective performance of its duties, whether ministerial or discretionary, as the committee may deem expedient or appropriate. The compensation of any agents who are not employees of the Company shall be fixed by the committee within any limitations set by the Board of Directors.

9.5   CONFLICT OF INTEREST.

      No member of the committee who is a Participant shall take any part in any action in connection with his participation as an individual. Such action shall be voted or decided by the remaining members of the committee.

9.6   ACTION TAKEN BY COMPANY.

      Any action to be taken by the Company shall be taken by resolution adopted by the Board of Directors; provided, however, that by resolution the Board of Directors may delegate to any committee of the Board, any committee of officers or other employees, or any officer of the Company the authority to take any actions hereunder.

9.7   DELEGATIONS OF AUTHORITY.

      All delegations of responsibility set forth in this document regarding the determination of benefits and the interpretation of the terms of the Plan confer discretionary authority upon the Plan Administrator; provided, however, that the Plan Administrator shall not retain any such discretionary authority after a Change of Control occurs.

9.8   INDEMNIFICATION.

      To the extent permitted by law, the Company shall and does hereby jointly and severally indemnify and agree to hold harmless the employees, officers and directors of it and its Affiliates who serve in fiduciary or other capacities with respect to the Plan from any and all loss, damage, or liability, joint or several, including payment of expenses in connection with defense against any such claim, for their acts, omissions and conduct, and for the acts, omissions or conduct of their duly appointed agents, which acts, omissions or conduct constitute or are alleged to constitute a breach of such individual's fiduciary or other responsibilities under the Act or any other law, except for those acts, omissions, or conduct resulting from his own willful misconduct, willful failure to act, or gross negligence; provided, however, that if any party would otherwise be entitled to indemnification hereunder in respect of any liability and such party shall be insured against loss as a result of such liability by any insurance contract or contracts, such party shall be entitled to indemnification hereunder only to the extent by which the amount of such liability shall exceed the amount thereof payable under such insurance contract or contracts.

                                    ARTICLE X

                             CLAIMS REVIEW PROCEDURE

10.1  APPLICATION FOR BENEFITS NOT REQUIRED.

      A Participant, or a Beneficiary (all of whom are referred to in this Article as a "Claimant") need not file a written claim to receive benefits.

10.2  CLAIMS PROCEDURES.

      (a) REVIEW BY MANAGER, EXECUTIVE COMPENSATION. If a Claimant is dissatisfied with the determination of his benefits, eligibility, participation, or any other right or interest under this Plan, the Claimant may file a written request for review with the Company's "Compensation Manager." The "Compensation Manager" is the Company's Manager, Executive Compensation or the Company representative occupying a comparable position if the Company does not then have a representative with the title "Manager, Executive Compensation." The Compensation Manager will notify the Claimant of the disposition of the claim within 90 days after the request for review is filed with the Compensation Manager, Executive Compensation. The Compensation Manager may have an additional period of up to 90 days to decide the claim if the Compensation Manager determines that special circumstances require an extension of time to decide the claim and the Compensation Manager advises the Claimant in writing of the need for an extension (including an explanation of the special circumstances requiring the extension) and the date on which the Compensation Manager expects to decide the claim. If, following the review, the claim is denied, in whole or in part, the notice of disposition shall set forth:

            (1) The specific reason(s) for denial of the claim;

            (2) Reference to the specific Plan provisions upon which the determination is based;

            (3) A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary;

            (4) An explanation of the Plan's appeal procedures, including the applicable time limits; and

            (5) A specific statement that an appeal to the Claim Appeals Subcommittee is available.

      (b) APPEAL BY CLAIMS APPEAL SUBCOMMITTEE.

            (1) APPEAL. Within 60 days after receiving the written notice of the Compensation Manager's disposition of the claim, the Claimant, or the Claimant's authorized representative, may request in writing that the Claim Appeals Subcommittee appointed by the

Plan Administrator review the denied claim. The Claimant may submit a written statement of his claim (including any written comments, documents, records and other information relating to the claim) and the reasons for granting the claim. The Claim Appeals Subcommittee shall have the right to request of and receive from a Claimant such additional information, documents or other evidence as the Claim Appeals Subcommittee may reasonably require. The review by the Claim Appeals Subcommittee will take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such documents, records or other information was submitted or considered in the initial benefit determination or the review by the Compensation Manager. If the Claimant does not request a review of the denied claim within sixty (60) days after receiving written notice of the Compensation Manager's disposition of the claim, the Claimant shall be deemed to have accepted the Compensation Manager's written disposition and the Compensation Manager's written disposition will be final and binding on the Claimant and anyone claiming benefits through the Claimant, unless the Claimant shall have been physically or mentally incapacitated so as to be unable to request review within the 60 day period.

      (2) DECISION OF THE CLAIM APPEALS SUBCOMMITTEE. A decision on appeal to the Claim Appeals Subcommittee shall be rendered in writing by the Claim Appeals Subcommittee ordinarily not later than 60 days after the Claimant requests review of a denied claim. A written copy of such decision shall be delivered to the Claimant. If special circumstances require an extension of the ordinary period, the Claim Appeals Subcommittee shall so notify the Claimant of the extension with such notice containing an explanation of the special circumstances requiring the extension and the date by which the Claim Appeals Subcommittee expects to render a decision. Any such extension shall not extend beyond 60 days after the ordinary period. If the appeal to the Claim Appeals Subcommittee is denied, in whole or in part, the notice of decision referred to in the first sentence of this paragraph (2) shall set forth all of the information referred to in clauses (1) through (4) of the last sentence of paragraph (a). The notice of decision also will include a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits. The notice of decision also will include an explanation of the Plan's appeal procedure, including a specific statement that an appeal to the Plan Administrator is available.

      (c) APPEAL TO PLAN ADMINISTRATOR.

            (1) APPEAL. Within 60 days after receiving the written notice of the Claim Appeals Subcommittee's disposition of the claim, the Claimant, or the Claimant's authorized representative, may request in writing that the Plan Administrator review the denied appeal. The Claimant may submit a written statement of his claim (including any written comments, documents, records and other information relating to the claim) and the reasons for granting the claim. The Plan Administrator shall have the right to request of and receive from the Claimant such additional information, documents or other evidence as the Plan Administrator may reasonably require. If the Claimant does not request a review of the denied appeal within 60 days after receiving written notice of the Claim Appeals Subcommittee's disposition of the appeal, the Claimant shall be deemed to have accepted the Claim Appeals Subcommittee's written disposition of the appeal and the Claim Appeals Subcommittee's written disposition will be final and binding on the Claimant and anyone claiming benefits through the Claimant, unless the Claimant shall have been physically or mentally incapacitated so as to be unable to request review within the 60 day period. As with an appeal to the Claim Appeals Subcommittee, the review shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such documents, records or other information were submitted or considered in the initial benefit determination or by the Manager, Executive Compensation or the Claim Appeals Subcommittee.

      (2) DECISION OF THE PLAN ADMINISTRATOR. A decision on appeal to the Plan Administrator shall be rendered in writing by the Plan Administrator ordinarily not later than 60 days after the Claimant requests review. A written copy of the decision shall be delivered to the Claimant. If special circumstances require an extension of the ordinary period, the Plan Administrator shall so notify the Claimant of the extension with such notice containing an explanation of the special circumstances requiring the extension and the date by which the Plan Administrator expects to render a decision. Any such extension shall not extend beyond 60 days after the ordinary period. If the appeal to the Plan Administrator is denied, in whole or in part, the notice of decision referred to in the first sentence of this paragraph (2) shall set forth:

                  (A) The specific reason(s) for denial of the claim;

                  (B) Reference to the specific Plan provisions upon which the denial is based;

                  (C) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits; and

                  (D) A statement of the Claimant's right to bring a civil action under Section 502(a) of the Act.

      (d) RIGHT TO EXAMINE PLAN DOCUMENTS AND TO SUBMIT MATERIALS. In connection with the determination of a claim, or in connection with review of a denied claim or appeal pursuant to this Section 10.2, the Claimant may examine this Plan and any other pertinent documents generally available to Participants relating to the claim and may submit written comments, documents, records and other information relating to the claim for benefits. The Claimant also will be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits with such relevance to be determined in accordance with Section 10.2(e).

      (e) RELEVANCE. For purpose of this Section 10.2, documents, records, or other information shall be considered "relevant" to a Claimant's claim for benefits if such documents, records or other information:

            (1) Were relied upon in making the benefit determination;

            (2) Were submitted, considered, or generated in the course of making the benefit determination, without regard to whether such documents, records or other information were relied upon in making the benefit determination; or

            (3) Demonstrate compliance with the administrative processes and safeguards required pursuant to this Section 10.2 regarding the making of the benefit determination.

      (f) DECISIONS FINAL; PROCEDURES MANDATORY. To the extent permitted by law, a decision on review by the Manager, Executive Compensation, Claim Appeals Subcommittee, or the Plan Administrator shall be binding and conclusive upon all persons whomsoever. To the extent permitted by law, completion of the claims procedures described in this Section 10.2 shall be a mandatory precondition that must be complied with prior to commencement of a legal or equitable action in connection with the Plan by a person claiming rights under the Plan or by another person claiming rights through such a person. The Plan Administrator may, in its sole discretion, waive these procedures as a mandatory precondition to such an action.

      (g) TIME FOR FILING LEGAL OR EQUITABLE ACTION. Any legal or equitable action filed in connection with this Plan by a person claiming rights under this Plan or by another person claiming rights through such a person must be commenced not later than the earlier of: (1) the shortest applicable statute of limitations provided by law; or (2) two years from the date the Plan Administrator's decision on appeal is delivered to the Claimant in accordance with Section 10.2(c)(2).

                                   ARTICLE XI

                  LIMITATION ON ASSIGNMENT; PAYMENTS TO LEGALLY
                      INCOMPETENT DISTRIBUTEE; CORRECTIONS

11.1  ANTI-ALIENATION CLAUSE.

      No benefit which shall be payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of the same shall be void. No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for or against any person, except to the extent as may be required by law.

11.2  PERMITTED ARRANGEMENTS.

      Section 11.1 shall not preclude arrangements for the withholding of taxes from benefit payments, arrangements for the recovery of benefit overpayments, arrangements for direct deposit of benefit payments to an account in a bank, savings and loan association or credit union (provided that such arrangement is not part of an arrangement constituting an assignment or alienation), or the transfer, incident to divorce, of a Participant's interests in the Plan to a former spouse.


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

11.3  PAYMENT TO MINOR OR INCOMPETENT.

      Whenever any benefit which shall be payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined by the Plan Administrator to be incompetent by qualified medical advice, the Plan Administrator need not require the appointment of a guardian or custodian, but shall be authorized to cause the same to be paid over to the person having custody of the minor or incompetent, or to cause the same to be paid to the minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of the minor or incompetent if one has been appointed or to cause the same to be used for the benefit of the minor or incompetent.

11.4  UNDERPAYMENT OR OVERPAYMENT OF BENEFITS.

      In the event that, through mistake or computational error, benefits are underpaid or overpaid, there shall be no liability for any more than the correct amount of benefits under the Plan. Overpayments may be deducted from future payments under the Plan, and underpayment may be added to future payments under the Plan. In lieu of receiving reduced benefits under the Plan, a Participant or Beneficiary may elect to make a lump sum repayment of any overpayment.

                                   ARTICLE XII

                        AMENDMENT, MERGER AND TERMINATION

12.1  AMENDMENT.

      The Company shall have the right at any time, by an instrument in writing duly executed, acknowledged and delivered to the Plan Administrator, to modify, alter or amend this Plan, in whole or in part, prospectively or retroactively; provided, however, that the duties and liabilities of the Plan Administrator and the Trustee hereunder shall not be substantially increased without their written consent, as the case may be; and provided further that the amendment shall not reduce any Participant's interest in the Plan, calculated as of the date on which the amendment is adopted. The agreements referred to in Section 13.3(a) (Cancellation or Reduction of Accounts. - General.) and the offsets referred to in Section 13.3(b) (Cancellation or Reduction of Accounts. - Offset for Discretionary Contributions to Savings Plan.) shall not be deemed to violate the last clause of the preceding sentence.

12.2  MERGER OR CONSOLIDATION OF COMPANY.

      The Plan shall not be terminated automatically by the Company's acquisition by or merger into any other employer, but the Plan shall be continued after such acquisition or merger if the successor employer elects and agrees to continue the Plan. All rights to amend, modify, suspend, or terminate the Plan shall be transferred to the successor employer, effective as of the date of the merger. If an Employer other than the Company is acquired by or merged into any organization other than an Affiliate, the Plan shall be terminated as to the acquired Employer unless the Company and the acquiror agree otherwise in writing.


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

12.3  TERMINATION OF PLAN OR DISCONTINUANCE OF CONTRIBUTIONS.

      It is the expectation of the Company and each of the Employers that this Plan and the payment of contributions hereunder will be continued indefinitely. However, continuance of the Plan is not assumed as a contractual obligation of the Company or any other Employer, and the right is reserved at any time to terminate this Plan or to reduce, temporarily suspend or discontinue contributions hereunder. If the Plan is terminated or contributions are reduced, temporarily suspended, or discontinued with respect to all Employers or any one or more Employers, the Accounts of the affected Participants will continue to be held pursuant to the Plan until the date or dates on which such Accounts would have become distributable had the Plan not been terminated or had contributions not been reduced, temporarily suspended, or discontinued. In the exercise of its discretion, however, the Plan Administrator may direct that the Accounts of any Participant affected by the termination of the Plan as to all Employers or a particular Employer, or the reduction, temporary suspension, or discontinuance of contributions, be distributed as of an earlier date or dates.

                                  ARTICLE XIII

                               GENERAL PROVISIONS

13.1. LIMITATION ON PARTICIPANTS' RIGHTS.

      Participation in the Plan shall not give any Participant the right to be retained in the employ of the Company or any Affiliate or any right or interest in the Trust Fund other than as herein provided. The Company and each Affiliate reserves the right to dismiss any Participant without any liability for any claim either against the Trust Fund, except to the extent herein provided, or against the Company, or Affiliate.

13.2. STATUS OF PARTICIPANTS AS UNSECURED CREDITORS.

      Each Participant is an unsecured creditor of the Company or the Affiliate that employs the Participant and, except for the Deferral Contributions and the Profit Sharing Contributions or Matching Contributions placed in the Trust Fund as provided in this Plan, no assets of the Company or any Affiliate will be segregated from the general assets of the Company or any Affiliate for the payment of benefits under this Plan. If the Company or any Affiliate acquires any insurance policies or other investments to assist it in meeting its obligations to Participants, those policies or other investments will nonetheless remain part of the general assets of the Company or Affiliate.

13.3  CANCELLATION OR REDUCTION OF ACCOUNTS.

      (a) GENERAL. An Employer and one of its Participants may agree from time to time to reduce (but not below zero) the amount credited to the Participant's Account under this Plan. Any such agreement must be in writing, must be signed by the Participant and the Employer, shall relate only to amounts credited to the Participant's Account and shall not circumvent the provisions of Sections
8.1 (Time of Payment.), 8.2(b) (Participation Elections. -


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

Revised Elections.), or 8.3 (Method of Payment.) regarding the timing or manner of distributions from this Plan.

      (b) OFFSET FOR DISCRETIONARY CONTRIBUTIONS TO SAVINGS PLAN. An Employer may from time to time make a discretionary contribution to the Savings Plan on behalf of a Participant in excess of the matching or profit sharing contributions that the Participant is entitled to receive under the terms of the Savings Plan (a "Discretionary Contribution"). Any Participant who receives a Discretionary Contribution to his Savings Plan account will have his Profit Sharing Contributions Account under this Plan offset in an amount equal to the Discretionary Contribution. If a Participant's Profit Sharing Contributions Account balance is lower than the amount of the Discretionary Contribution, the offset shall first be made against the Profit Sharing Contributions Account (until such balance is zero), and the remainder of the offset shall be made against the Participant's Matching Contributions Account under this Plan. Such offset shall occur on the date that the Discretionary Contribution is credited to the Participant's Savings Plan account.

13.4  EXCEPTION TO CONTRIBUTION RULE.

      Neither the Company nor any other Employer shall have any obligation to transfer Deferral Contributions made by the Participants, Matching or Profit Sharing Contributions due from the Company or such Employer, or any other amounts to the Trust Fund, if and so long as the assets of the Trust Fund exceed the aggregate Account Balances of all Participants. The provisions of this
Section 13.4 supersede the provisions of Sections 4.1 (Participant Contributions.), 4.2 (Matching Contributions), 4.3 (Profit Sharing Contributions), or any other provision of this Plan that purports to require the Company or any other Employer to transfer amounts to the Trust Fund.

13.5. STATUS OF TRUST FUND.

      The Trust Fund is being established to assist the Company and the adopting Affiliates in meeting their obligations to the Participants and to provide the Participants with a measure of protection in certain limited instances. In certain circumstances described in the Trust Agreement, the assets of the Trust Fund may be used for the benefit of the Company's or an Affiliate's creditors and, as a result, the Trust Fund is considered to be part of the Company's and adopting Affiliate's general assets. Benefit payments due under this Plan shall either be paid from the Trust Fund or from the Company's or Affiliate's general assets as directed by the Plan Administrator. Despite the establishment of the Trust Fund, it is intended that the Plan be considered to be "unfunded" for purposes of the Act and the Code.

13.6. FUNDING UPON A CHANGE OF CONTROL.

      Prior to the day on which a Change of Control occurs, if for any reason the assets of the Trust Fund are less than the aggregate Account Balances of all Participants, the Company shall transfer an amount equal to the deficiency to the Trustee of the Trust. If it is discovered at any time that the amount initially transferred is less than the total amount called for by the preceding sentence, the shortfall shall be transferred to the Trustee immediately upon the discovery of such error.

13.7. UNIFORM ADMINISTRATION.

      Whenever in the administration of the Plan any action is required by the Plan Administrator, such action shall be uniform in nature as applied to all persons similarly situated.

13.8. HEIRS AND SUCCESSORS.

      All of the provisions of this Plan shall be binding upon all persons who shall be entitled to any benefits hereunder, and their heirs and legal representatives.

13.9  NO LIABILITY FOR ACCELERATION OF PAYMENTS.

      Under the Plan, Participants are allowed, to a certain extent, to designate the dates on which distributions are to be made to them. The Plan Administrator, however, also has the right, in the exercise of its discretion, to accelerate payments. By accepting the benefits offered by the Plan, each Participant (and each Beneficiary claiming through a Participant) acknowledges that the Plan Administrator may override the Participant's elections and agrees that neither the Participant nor any Beneficiary shall have may claim against the Plan Administrator, the Trustee, or any Employer if distributions are made earlier than anticipated by the Participant due to the Plan Administrator's exercise of its discretion to accelerate payments.

      To signify its adoption of this Plan document, the Company has caused this Plan document to be executed by a duly authorized officer of the Company on this _____ day of November, 2003.

                                          PHELPS DODGE CORPORATION

                                          By_________________________________

                                          Its________________________________


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